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                                                                     EXHIBIT (a)

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CUSIP No. 739308 10 4                                  Page 1 of 4 Pages
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                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Power-One, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 7th day of August, 2000.

                                       STEPHENS GROUP, INC.


                                       By: /s/ JACKSON T. STEPHENS
                                          --------------------------------------
                                          Jackson T. Stephens
                                          Chairman of the Board of Directors


                                       JACKSON T. STEPHENS TRUST NO. ONE


                                       By: /s/ JACKSON T. STEPHENS
                                          --------------------------------------
                                          Jackson T. Stephens, Trustee


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Trustee


                                       BESS C. STEPHENS TRUST


                                       By: /s/ BESS C. STEPHENS
                                          --------------------------------------
                                          Bess C. Stephens, Trustee


                                       By: /s/ JACKSON T. STEPHENS
                                          --------------------------------------
                                          Jackson T. Stephens, Trustee


                                       By: /s/ VERNON J. GISS
                                          --------------------------------------
                                          Vernon J. Giss, Trustee


                                       WARREN A. STEPHENS TRUST


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Trustee


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CUSIP No. 739308 10 4                                  Page 2 of 4 Pages
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                                       WARREN & HARRIET STEPHENS CHILDREN'S
                                       TRUST


                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, Trustee


                                       HARRIET CALHOUN STEPHENS TRUST


                                       By: /s/ HARRIET C. STEPHENS
                                          --------------------------------------
                                          Harriet C. Stephens, Trustee


                                       ELIZABETH ANN STEPHENS CAMPBELL
                                       REVOCABLE TRUST


                                       By: /s/ ELIZABETH STEPHENS CAMPBELL
                                          --------------------------------------
                                          Elizabeth Stephens Campbell, Trustee


                                       W. R. STEPHENS, JR. REVOCABLE TRUST


                                       By: /s/ WILTON R. STEPHENS, JR.
                                          --------------------------------------
                                          Wilton R. Stephens, Jr., Trustee


                                       JACKSON T. STEPHENS GRANDCHILDRENS
                                       TRUST AAAA


                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, Trustee


                                       PAMELA DIANE STEPHENS TRUST ONE


                                       By: /s/ BESS C. STEPHENS
                                          --------------------------------------
                                          Bess C. Stephens, Trustee


                                       By: /s/ ELIZABETH STEPHENS CAMPBELL
                                          --------------------------------------
                                          Elizabeth Stephens Campbell, Trustee


                                       By: /s/ WILTON R. STEPHENS, JR.
                                          --------------------------------------
                                          Wilton R. Stephens, Jr., Trustee


                                       By: /s/ PAMELA DIANE STEPHENS
                                          --------------------------------------
                                          Pamela Diane Stephens, Trustee



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CUSIP No. 739308 10 4                                  Page 3 of 4 Pages
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                                       WARREN MILES AMERINE STEPHENS TRUST


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Trustee


                                       JOHN CALHOUN STEPHENS TRUST


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Trustee


                                       LAURA WHITAKER STEPHENS TRUST


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Trustee

                                       J&J PARTNERS


                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, Managing Partner


                                       JACOBY ENTERPRISES, INC.


                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, President


                                       CORAL TWO CORPORATION


                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, President


                                       CORAL PARTNERS


                                       By: /s/ WARREN A. STEPHENS
                                          --------------------------------------
                                          Warren A. Stephens, Partner



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CUSIP No. 739308 10 4                                  Page 4 of 4 Pages
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                                       By: /s/ JON E.M. JACOBY
                                          --------------------------------------
                                          Jon E.M. Jacoby, Partner


                                       BRADBURY ENTERPRISES


                                       By: /s/ CURTIS F. BRADBURY, JR.
                                          --------------------------------------
                                          Curtis F. Bradbury, Jr., Partner


                                       /s/ DOUGLAS H. MARTIN
                                       -----------------------------------------
                                       Douglas H. Martin

                                       /s/ CURTIS F. BRADBURY, JR.
                                       -----------------------------------------
                                       Curtis F. Bradbury, Jr.

                                       /s/ JACKSON T. STEPHENS
                                       -----------------------------------------
                                       Jackson T. Stephens

                                       /s/ WARREN A. STEPHENS
                                       -----------------------------------------
                                       Warren A. Stephens

                                       /s/ BESS C. STEPHENS
                                       -----------------------------------------
                                       Bess C. Stephens

                                       /s/ VERNON J. GISS
                                       -----------------------------------------
                                       Vernon J. Giss

                                       /s/ JON E.M. JACOBY
                                       -----------------------------------------
                                       Jon E.M. Jacoby

                                       /s/ HARRIET C. STEPHENS
                                       -----------------------------------------
                                       Harriet C. Stephens

                                       /s/ ELIZABETH STEPHENS CAMPBELL
                                       -----------------------------------------
                                       Elizabeth Stephens Campbell

                                       /s/ WILTON R. STEPHENS, JR.
                                       -----------------------------------------
                                       Wilton R. Stephens, Jr.

                                       /s/ PAMELA DIANE STEPHENS
                                       -----------------------------------------
                                       Pamela Diane Stephens

                                       /s/ JAMES SOMMERS
                                       -----------------------------------------
                                       James Sommers, trustee pursuant to Voting
                                       Trust Agreement dated as of June 8, 1998